EXHIBIT 99.02



                       NOTICE OF GUARANTEED DELIVERY

                               for tender of
                     12-1/2% Senior Secured Notes due 2004
                                    of
                         Panda Global Energy Company

      This form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if the 12-1/2% Senior Secured Notes due 2004 (the "Old Notes") of Panda Global Energy Company (the "Issuer") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date (as defined below) as set forth in the Prospectus dated _______, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus") of the Issuer under the caption "The Exchange Offer - Procedures for Tendering" and in
the Letter of Transmittal.   Such  form may  be  delivered  by  hand or
transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent. Each term used herein with its initial letter capitalized and not otherwise defined shall have the meaning assigned to such term in the Prospectus.







                                    TO:
                           BANKERS TRUST COMPANY
                          (the "Exchange Agent")

                          Facsimile Transmission:
                              (615) 835-3701

                         Confirm by telephone to:
                              (615) 835-3572

	By Mail:	      By Hand Delivery		 By Overnight Courier
                                     		  or Certified Mail:

   BT Services       Bankers Trust Company		BT Services
  Tennessee, Inc.       Corporate Trust   	     Tennessee, Inc.
Reorganization Unit	    Agency Group		    Corporate Trust &
  P.O. Box 292737	  Receipt & Delivery Window        Agency & Group
   Nashville, TN      123 Washington Street,	   Reorganization Unit
    37229-2737		   1st Floor		 648 Grassmere Park Road
			     New York, NY  10006	   Nashville, TN  37211




				For Information Call:
				   (800) 735-7777




DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.





Ladies and Gentlemen:

The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

The  undersigned understands and acknowledges that the Exchange Offer  will
expire  at  5:00  p.m., New York City time, on             ,  1997,  unless
extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Name(s) of Record Holders:        Principal amount of Old Notes tendered:

                                  $

                                  Certificate Nos. of Old Notes (if available):
 (Please Type or Print)

Address:




                                     IF OLD NOTES WILL BE DELIVERED BY BOOK
Area Code and                        ENTRY TRANSFER, CHECK BOX AND PROVIDE THE
Telephone No.:                       DEPOSITORY TRUST COMPANY ACCOUNT
                                     NUMBER:
Capacity (full title), if signing
in a representative capacity:
                                     Account No.:



Tax Payer Identification
or Social Security Number:



SIGNATURES



Signature of Record Holder



Signature of Record Holder (if more than one)


Dated:







                           GUARANTEE OF DELIVERY

                 (NOT TO BE USED FOR SIGNATURE GUARANTEE)


The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an entity that is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees
(a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act,
(b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of securities tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such securities into Exchange Agent's account at The Depository Trust Company pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal and any other required documents, is being made within five Business Days after the Expiration Date.



         (Name of Firm)                         (Authorized Signature)

Address:
                                     Title:


                                     Name:
                                               (please type or print)
Area Code and
Telephone No.:
                                     Date:
Fax No.:


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS NOTICE. OLD NOTES MUST BE SENT TO THE EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.